UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 12, 2012

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, zip code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On November 12, 2012, the Audit Committee of the Board of Directors (the “Audit Committee”) of Exar Corporation (“Exar”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as Exar’s independent registered public accounting firm. On November 12, 2012, Exar’s management, on behalf of the Audit Committee, notified PwC of its dismissal as Exar’s independent registered public accounting firm.

PwC’s audit reports on Exar’s consolidated financial statements as of and for the fiscal years ended April 1, 2012 and March 27, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended April 1, 2012 and March 27, 2011, and through November 12, 2012, there were (i) no disagreements between Exar and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v)(A)-(D) of Regulation S-K.

Exar provided PwC with a copy of this Current Report on Form 8-K (the “Report”) and has requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PwC’s letter dated November 14, 2012 is attached as Exhibit 16.1 hereto.

(b) On November 12, 2012, the Audit Committee approved the engagement of BDO USA, LLP (“BDO”) as Exar’s independent registered public accounting firm (subject to agreement on terms with BDO). Exar decided to change its independent registered public accounting firm in order to achieve expected significant cost savings. During the fiscal years ended April 1, 2012 and March 27, 2011 and through November 12, 2012, neither Exar nor anyone on its behalf has consulted with BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Exar’s consolidated financial statements, and either a written report was provided to Exar or oral advice was provided that BDO concluded was an important factor considered by Exar in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

No.	Exhibit

16.1	Letter, dated November 14, 2012, from PricewaterhouseCoopers LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAR CORPORATION
(Registrant)

Date: November 14, 2012	/s/ Kevin Bauer
Kevin Bauer
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

No.	Exhibit

16.1	Letter, dated November 14, 2012, from PricewaterhouseCoopers LLP.